Exhibit 99.1

NRMLT 2020-3

Narrative

March 24, 2020

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from August 2016 through March 2020 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on two hundred eighty (280) mortgage loans, which represents 100.00% of the total population.

INITIAL POPULATION

AMC performed a sample review of 280 seasoned mortgage loans for the Client from August 2016 to March 2020. Depending on the delinquency status of the mortgage loans, AMC’s findings and other factors, the Client decided upon the best execution for the mortgage loans in question (whole loan sale, securitization, hold, etc.).

Within the Final Securitization Population, AMC reviewed a total of 280 unique mortgage loans as follows: Compliance Review (280 mortgage loans), Data Integrity Review (98 mortgage loans), Pay History Review (6 mortgage loans), and Title Lien Alert Review (169 mortgage loans).

Compliance Reviews (280 Mortgage Loans in the Final Securitization Population):

From mortgage loans that ended up within the Final Securitization Population, AMC originally selected a random sample of 6 mortgage loans for review and an additional population of 209 mortgage loans were added to the Compliance Review sample which consisted of (i) 44 re-performing mortgage loans, (ii) 27 state specific mortgage loans, (iii) 17 mortgage loans that were modified in the 13-24 months prior to the Review (iv) 92 mortgage loans that were previously non-performing, (v) 27 Texas loans and (vi) 2 mortgage loans that were previously tested for compliance. These additions increased the relevant Compliance Review population to 215 mortgage loans (the “Initial Compliance Review Population”).

Based upon the review results on such mortgage loans, an additional 65 mortgage loans (the “Subsequent Compliance Review Population”) were added to the Initial Compliance Review Population comprised of mortgage loans secured by properties in states where a compliance violation was noted within the Initial Compliance Review Population. This addition increased the total mortgage loans subject to the Compliance Review to 280 mortgage loans which represented approximately 100% of the Final Securitization Population.

Data Integrity Review (98 Mortgage Loans in the Final Securitization Population)

During the Review, AMC conducted a Data Integrity Review on 98 mortgage loans in the Final Securitization Population.

Pay History Review (6 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Pay History Review on 6 mortgage loans in the Final Securitization Population.

Title Lien Alert Reviews (169 Mortgage Loans in the Final Securitization Population)

During the Review, AMC ordered Title Lien Alerts on a total of 169 mortgage loans in the Final Securitization Population for purposes of conducting the Title Lien Alert Reviews.

FINAL SECURITIZATION POPULATION

After AMC’s initial review was completed, the Client provided AMC with a list of 280 mortgage loans that comprised part of the Final Securitization Population. The table below summarizes the reviews conducted by AMC. Please note that AMC does not provide any representations and/or warranties concerning the findings of third parties where AMC ordered products on behalf of the Client. AMC did not conduct a re-underwriting of results of third parties; however, AMC did include the results of such parties into its reported results to present a consolidated view of the mortgage loan in question.

Review	Reviewed Total	% of Final
		Securitization Population
Final Securitization Population	280	100.00%
Compliance Population	280	100.00%
Data Integrity Population	98	35.00%
Pay History Population	6	2.14%
Title Population	169	60.36%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to AMC to be consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

As part of the Data Integrity Review, AMC compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by AMC. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

Last Name	Sale Price	Property Units	First Pmt Chg Date
First Name	LTV	Maturity Date	Rounding Code
Occupancy	CLTV	Mod Flag	Lookback Period
Purpose	Note Date	Mod Date	Initial Rate Cap
Address	Loan Amount	Margin	Periodic Rate Cap
State	First Payment Date	Rate Index	Life Rate Cap
Zip	Original Rate	Amortization Term	Life Rate Floor
Property Type	Original P&I	Neg Am Flag
Lien Position	Interest Only Flag	IO Term
Appraised Value	1st Rate Chg Date	Balloon Flag

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (280 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

  Initial application (1003);
  Final application (1003);
  Note;
  Appraisal;
  Sales contract;
  Title/Preliminary Title;
  Initial TIL;
  Final TIL;
  Final HUD-1;
  Initial and final GFE’s;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  FACTA disclosures; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Compare: AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review: AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 12 - 24 month look back for each mortgage loan within the sample where data was provided.

Title Lien Alert Review: AMC ordered lien alerts from a third-party vendor or third-party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from additional vendor(s). The supplemental title lien alert results were provided by the Client to AMC for review. AMC’s review is entirely reliant on the sufficiency of the data provided to it and AMC makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 280 mortgage loans, 269 mortgage loans (96.07%) had exceptions with 87 mortgage loans (31.07%) retaining rating agency grades of “C” or “D”.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Grading Summary
Final Loan Grade	# of Loans	% of Loans*
A	11	3.93%
B	182	65.00%
C	23	8.21%
D	64	22.86%
Total	280	100.00%

*May not add to 100% due to rounding

COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The table below summarizes the individual exceptions which carried a “B”, “C”, or “D” level exception grade in the Compliance Review. A mortgage loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the mortgage loan grade. The exception level grades shown correspond to the DBRS, Fitch, and Moody’s grading criteria.

Exception Type	DBRS Final Exception Rating	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	63
		Missing, Incorrect, or Incomplete Note	3
		Incomplete File	3
		Missing, Incorrect, or Incomplete Final TIL	2
		Total Compliance Grade (D) Exceptions:	71
	C	State Defect	107
		Total Compliance Grade (C) Exceptions:	107
	B	Missing Application Date	243
		TILA	151
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	142
		Missing, Incorrect, or Incomplete Final TIL	102
		Missing, Incorrect, or Incomplete GFE	70
		LTV Test	53
		State Defect	40
		Missing Non-Required Data	36
		RESPA	21
		Misc. State Level	19
		State Late Charge	13
		FACTA	8
		Missing Required Data (other than HUD-1 or Note)	7
		Missing Required Data	4
		Missing, Incorrect, or Incomplete Final or Initial 1003	2
		GSE	2
		Final TIL Estimated	1
		Total Compliance Grade (B) Exceptions:	914
Total Compliance Exceptions:			1,092

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 98 mortgage loans included within the Data Integrity population, 8 unique mortgage loans had data integrity variances. As shown in the table below, not all fields may have been compared for every loan depending on data availability and applicability of such field. Some loans may appear more than once due to multiple tape discrepancies.

Label	Delta(s)	Accuracy
FPDATE	4	4.08%
APPVAL	1	1.02%
CLTV	1	1.02%
LTV	1	1.02%
ORIGDATE	1	1.02%
ORIGPANDI	1	1.02%
PROPTYPE	1	1.02%
STADDRESS	1	1.02%

PAYMENT HISTORY REVIEW SUMMARY

For the 6 mortgage loans in the Payment History review, 4 mortgage loans had complete pay history strings (66.67%) and 2 mortgage loans (33.33%) had incomplete pay history strings. Of these mortgage loans, 2 mortgage loans (33.33%) had no delinquencies during the lookback period and no missing pay history data. The remaining 4 mortgage loans (66.67%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Category	# of Loans	% of Loans
Delinquency, At Least One Missing Month	2	33.33%
Delinquency, No Missing Data	2	33.33%
No Delinquency, No Missing Data	2	33.33%
Total	6	100.00%

Scope Lookback (months)	# of Loans	% of Loans
12	2	33.33%
24	4	66.67%
Total	6	100.00%

*May not sum to 100% due to rounding.

TITLE REVIEW SUMMARY

Title Lien Alert Review (169 Mortgage Loans)

AMC reviewed the findings in various title search reports provided by the Client to AMC in order to confirm the lien position of the related mortgage. To make a determination of lien position, AMC originally reviewed a report covering 169 mortgage loans which showed 86 mortgage loans were in first lien position. This review was unable to confirm the lien position on 83 mortgage loans. The Client ordered supplemental searches on the 83 mortgage loans where lien position was unable to be determined from the initial report. From those searches a total of 80 mortgage loans were confirmed to be in first lien position through these supplemental searches, and Client provided Title Policy on the remaining 3 mortgage loans.

ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	% of Loans
Fixed	198	70.71%
Adjustable	79	28.21%
Unknown	3	1.07%
Total	280	100.00%

Lien Position	Loan Count	% of Loans
1	277	98.93%
Unknown	3	1.07%
Total	280	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	81	28.93%
Cash Out: Home Improvement/Renovation	2	0.71%
Cash Out: Other/Multi-purpose/Unknown Purpose	88	31.43%
First Time Home Purchase	23	8.21%
Other-than-first-time Home Purchase	35	12.50%
Rate/Term Refinance - Borrower Initiated	32	11.43%
Unavailable	19	6.79%
Total	280	100.00%

Original Term	Loan Count	% of Loans
121-180 Months	9	3.21%
181-240 Months	14	5.00%
241-360 Months	254	90.71%
Unknown	3	1.07%
Total	280	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	198	70.71%
Condo, Low Rise	3	1.07%
PUD	23	8.21%
Townhouse	3	1.07%
Single-wide Manufactured Housing	12	4.29%
1 Family Attached	2	0.71%
2 Family	8	2.86%
3 Family	2	0.71%
Unavailable	29	10.36%
Total	280	100.00%

Occupancy	Loan Count	% of Loans
Primary	257	91.79%
Investment	18	6.43%
Unknown	5	1.79%
Total	280	100.00%